UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

PERNIX THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement Amendment

Effective December 28, 2012, Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company), entered into the First Amendment to Securities Purchase Agreement (the “Purchase Agreement Amendment”) with Cypress Pharmaceuticals, Inc., a Mississippi corporation (“Cypress”), all of the stockholders of Cypress (the “Sellers”), and for limited purposes set forth therein, an individual as agent of the Sellers, to amend certain terms of the Securities Purchase Agreement (the “Purchase Agreement”) between the Company, on the one hand, and Cypress and the Sellers, on the other hand, dated November 13, 2012. The Purchase Agreement Amendment amends the Purchase Agreement to, among other things, provide for an aggregate purchase price of up to $102 million, consisting of $52 million in cash, 4,427,084 shares of common stock of the Company having an aggregate market value equal to approximately $34.0 million based on the volume-weighted average price per share as reported on the NYSE MKT LLC for the thirty (30) trading days ending November 12, 2012 (the “Stock Consideration”), $5.5 million (the “Holdback Payment”) payable in cash on December 15, 2013 (the “Holdback Date”), $4.5 million in cash to be deposited in escrow on the Holdback Date and $5 million in shares of common stock of the Company (the “Milestone Shares”) payable upon the occurrence of a milestone event and valued as of the date that such milestone occurs. The Holdback Payment may increase to $6.5 million in the event that Cypress’ gross sales for 2013 increase by 10% or more over 2012. With respect to the Stock Consideration, the Company also granted a put right such that the Sellers may put such shares to the Company at approximately $5.38 per share, with such put being exercisable from January 1, 2014 until January 31, 2014. In addition, with respect to the Milestone Shares, the Company granted a put right such that the Sellers may put such shares to the Company at a price equal to 50% of the amount at which such shares were issued, with such put being exercisable for a 30-day period beginning on the one year anniversary from the date of their issuance.

The description set forth above is qualified in its entirety by reference to the Purchase Agreement Amendment, which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Credit Agreement

Effective December 31, 2012, the Company, together with its subsidiaries, entered into the Credit and Guaranty Agreement (the “Credit Agreement”) with MidCap Funding V, LLC, as Administrative Agent, as a Lender and as Co-Bookrunner and Sole Lead Arranger, Business Development Corporation of America, as Co-Bookrunner, and additional lenders from time to time party thereto.

The Credit Agreement provides for a term credit facility of $42 million. Subject to certain permitted liens, the obligations under this facility are secured by a first priority perfected security interest in substantially all of the assets of the Company and its subsidiaries. The proceeds from this facility were used to fund a portion of the cash consideration of the acquisition of Cypress.

The term loan under this facility will bear interest at a rate equal to the sum of the LIBOR rate plus an applicable margin of 6.50% per annum. In connection with the execution of the Credit Agreement, the Company paid certain customary fees to the administrative agent.

The Company is required to make quarterly repayments on the term loan beginning on March 31, 2012 and ending on December 31, 2017, when all remaining principal is due and payable. In addition, the Company is able to voluntarily repay outstanding loans at any time without premium or penalty.

The Credit Agreement includes customary covenants for a secured credit facility, which include, among other things, (a) restrictions on (i) the incurrence of indebtedness, (ii) the creation of or existence of liens, (iii) the incurrence or existence of contingent obligations, (iv) making certain dividends or other distributions, (v) certain consolidations, mergers or sales of assets, (vi) purchases of assets, investments and acquisitions and (vii) capital expenditures; (b) requirements to deliver financial statements, reports and notices to the administrative agent and other lenders and (c) requirements to maintain a fixed charge coverage ratio and leverage ratio, provided that, the restrictions described in (a)(i)-(vii) above are subject to certain exceptions and permissions limited in scope and dollar value. The Credit Agreement also contains customary representations and warranties and event of default provisions for a secured credit facility.

The description set forth above is qualified in its entirety by reference to the Credit Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on September 2, 2010, the Company entered into a Loan Agreement with Regions Bank (“Regions”). The Loan Agreement provided for a $5 million secured revolving line of credit and a $5 million secured guidance line of credit. In consideration for Regions entering into the Loan Agreement, the Company granted Regions a first priority security interest in substantially all of its assets except for patents and certain trademarks owned by the Company. On December 31, 2012, the term of the Loan Agreement expired. At the time of the termination of the Loan Agreement, there were no amounts drawn under the revolving line of credit or the guidance line of credit.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2012, the Company completed the acquisition (the “Closing”) of Cypress and Hawthorn Pharmaceuticals, Inc., a Mississippi corporation and wholly-owned subsidiary of Cypress, through the purchase of all of Cypress’ outstanding capital stock (the “Cypress Shares”).

The acquisition was consummated pursuant to the terms of the Purchase Agreement, as amended by the Purchase Agreement Amendment. In exchange for the Cypress Shares, the Company paid $52 million in cash, issued the Stock Consideration, and agreed to pay up to $6.5 million on the Holdback Date, $4.5 million to be deposited in escrow on the Holdback Date and

$5.0 million in Milestone Shares upon the occurrence of the milestone event, for an aggregate purchase price of up to $102 million. The Company agreed to file a registration statement on Form S-3 by January 15, 2013 covering a resale of the common stock issued to the former stockholders of Cypress and thereafter use its commercially reasonable efforts to cause the registration statement to become effective for a period of up to two years.

The foregoing description of the acquisition, the Purchase Agreement, as amended, and the transactions contemplated thereby is a summary only, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Purchase Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed November 15, 2012 and the complete text of the Purchase Agreement Amendment filed as Exhibit 2.1 to this Form 8-K, both of which are incorporated in this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the section titled “Credit Agreement” under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information in Item 1.01 and 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. As described in Item 1.01 and 2.01, at the Closing the Company issued the Stock Consideration and, upon the occurrence of the milestone event, the Company will issue and deliver the Milestone Shares as a portion of the consideration for the Cypress Shares. The issuance of the Stock Consideration was, and the issuance of the Milestone Shares, if any, will be, undertaken in reliance upon the exemption from registration afforded by Section 4(2) under the Securities Act. Pursuant to the Purchase Agreement, as amended, the Company has agreed to file a registration statement to register the resale of the Stock Consideration and the Milestone Shares, if any, on Form S-3 by January 15, 2013.

Item 8.01	Other Events

On January 2, 2013, the Company issued a press release with respect to entering into the Purchase Agreement Amendment and Credit Agreement and the Closing of its acquisition of the Cypress Shares, as described under Items 1.01 and 2.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Cypress Pharmaceuticals, Inc. for the fiscal years ended December 31, 2011 and 2010, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of Cypress Pharmaceuticals, Inc. for the nine-month periods ended September 30, 2012 and 2011, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2012, pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the year ended December 31, 2011 and the notes related thereto are filed as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

2.1	First Amendment to Securities Purchase Agreement dated December 28, 2012 among the Company, on the one hand, and Cypress Pharmaceuticals, Inc., a Mississippi corporation (“Cypress”), all of the stockholders of Cypress (the “Sellers”), and for limited purposes set forth therein, an individual as agent of the Sellers, on the other hand

10.1	Credit and Guaranty Agreement dated December 31, 2012 among the Company and its subsidiaries, on the one hand, and Midcap Funding V, LLC, as Administrative Agent, as a Lender and as Co-Bookrunner and Sole Lead Arranger, Business Development Corporation of America, as Co-Bookrunner, and additional lenders from time to time party thereto, on the other hand

23.1	Consent of Horne LLP, Independent Auditor for Cypress

99.1	Cypress Pharmaceuticals, Inc. audited consolidated financial statements for the fiscal years ended December 31, 2011 and 2010

99.2	Cypress Pharmaceuticals, Inc. unaudited condensed consolidated interim financial statements for the nine-month periods ended September 30, 2012 and 2011

99.3	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the year ended December 31, 2011 and the notes related thereto

99.4	Press release dated January 2, 2013

Cautionary Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the completion of the proposed merger between the Company and Somaxon Pharmaceuticals, Inc. (“Somaxon”), future financial and operating results, benefits and synergies of the proposed merger, potential cost savings, future opportunities for the combined company and any other statements about the Company’s management’s future expectations, beliefs, goals, plans or prospects. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “view,” “hope,” “could,” “will,” “should,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions should also be considered forward-looking statements. Because these statements reflect current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties and assumptions as to future events that may not prove to be accurate. No assurances can be given that the parties to the proposed merger between the Company and Somaxon will be able to complete the transaction when anticipated or at all, nor does the Company or Somaxon provide any assurances regarding its future performance, ability to realize future benefits, cost savings and synergies of the proposed merger or future opportunities for the combined company. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of Somaxon stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated cost savings and synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Somaxon and the Company generally. In addition to these factors, investors should note the other factors described under the caption “Risk Factors” in the Company’s and Somaxon’s respective Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein. These forward-looking statements speak only as of the date hereof. The Company and Somaxon disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of the filing of this Form 8-K.

Important Information For Investors and Securities Holders

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction between the Company and Somaxon, the Company plans to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a prospectus of the Company that will also constitute a proxy statement of Somaxon. The Company and Somaxon also plan to file with the SEC other relevant documents in connection with the proposed agreement. INVESTORS AND SECURITIES HOLDERS ARE URGED TO CAREFULLY READ THE PROXY

STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SOMAXON, THE PROPOSED MERGER AGREEMENT AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the Company and Somaxon (when available) through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company on its website at www.pernixtx.com or by contacting Pernix Investor Relations at (800) 793-2145 ext. 3002. Investors and security holders will be able to obtain free copies of the documents filed with the SEC by Somaxon on Somaxon’s website at www.somaxon.com or by contacting Somaxon Investor Relations at (858) 876-6500.

Participants in the Acquisition of Somaxon

The Company and Somaxon and their respective directors, executive officers, members of management and employees may be deemed, under the rules of the SEC, to be “participants in the solicitation” of proxies from the stockholders of Somaxon in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Information regarding the Company’s directors and executive officers and their beneficial ownership of Pernix common stock as of April 23, 2012 is available in its proxy statement filed with the SEC by the Company on April 27, 2012, and information regarding Somaxon’s directors and executive officers and their beneficial ownership of common stock as of April 9, 2012 is available in its proxy statement filed with the SEC by Somaxon on April 23, 2012. You can obtain free copies of these documents using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: January 4, 2013	By:	/s/ Cooper Collins
Cooper Collins
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	First Amendment to Securities Purchase Agreement dated December 28, 2012 among the Company, on the one hand, and Cypress Pharmaceuticals, Inc., a Mississippi corporation (“Cypress”), all of the stockholders of Cypress (the “Sellers”), and for limited purposes set forth therein, an individual as agent of the Sellers, on the other hand

10.1	Credit and Guaranty Agreement dated December 31, 2012 among the Company and its subsidiaries, on the one hand, and Midcap Funding V, LLC, as Administrative Agent, as a Lender and as Co-Bookrunner and Sole Lead Arranger, Business Development Corporation of America, as Co-Bookrunner, and additional lenders from time to time party thereto, on the other hand

23.1	Consent of Horne LLP, Independent Auditor for Cypress

99.1	Cypress Pharmaceuticals, Inc. audited consolidated financial statements for the fiscal years ended December 31, 2011 and 2010

99.2	Cypress Pharmaceuticals, Inc. unaudited condensed consolidated interim financial statements for the nine-month periods ended September 30, 2012 and 2011

99.3	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the year ended December 31, 2011 and the notes related thereto

99.4	Press release dated January 2, 2013